Net Loss Per Share	9 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Net Loss Per Share

10. Net Loss Per Share

The following potentially dilutive ordinary share equivalents have been excluded from the calculation of diluted weighted-average shares outstanding for the three and nine months ended December 31, 2016 and 2015 as their effect would have been anti-dilutive for the periods presented (in thousands):

	Three months ended December 31,		Nine months ended December 31,
	2016	2015	2016	2015
Share options outstanding	7,802	6,144	7,802	6,144
Unvested restricted share units	30	44	30	44
Convertible preferred shares	—	7,382	—	10,839